EXHIBIT 10.3


                            DATED _____________, 2000



                        KOON WAH MIRROR HOLDINGS LIMITED

                                       and

                         INTERNATIONAL SMC (HK) LIMITED

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                                TENANCY AGREEMENT

                                       of

                 Units 2 and 3 on the Lower One Floor of Mirror
                 Tower, 61 Mody Road, Isimshatsui East, Kowloon

                which is situated on Kowloon Inland Lot No.10587.

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                                BAKER & McKENZIE
                           14th Floor, Hutchison House

                                    Hong Kong




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AN AGREEMENT made this _______ day of August 2000

Parties BETWEEN KOON WAH MIRROR HOLDINGS LIMITED whose registered office is situate at 4th Floor, Koon Wah Mirror Group Building, 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong ("the Landlord") of the one part and the person, firm or company detailed in Part I of the First Schedule hereto (the "Tenant") of the other part.

                   AGREED AS FOLLOWS:

                   1. PREMISES, TERM AND RENT

Premises 1.1 The Landlord hereby lets unto the Tenant ALL THOSE the premises particularized in Part II of the First Schedule hereto ("the Premises") TOGETHER with a right for the Tenant its servants and licensees (in common with the Landlord and all other tenants and occupiers of Mirror Tower, 61 Mody Road, Tsimshatsui East, Kowloon, a building situated on Kowloon Inland Lot No. 10587 ("the Building") and their respective servants and licensees and all others having the like right) to pass and repass upon down over and along the ramps staircases landings passages entrances and means of access in the Building at all times by day and by night with or without vehicles for the purpose of access to and from the Premises from and to the entrance to the Building AND TOGETHER with the right in common with other tenants and occupiers of the Building for the Tenant its servants and licensees to use the passenger lifts for the purpose of carrying passengers to and from the Premises (during such hours as the same shall be working) AND TOGETHER with the exclusive right for the Tenant its servants and licensees to use the water closets, lavatories and conveniences located within the Premises or allocated for use by the Tenant (if any).

Term 1.2 This Agreement shall be for the term ("the Term") set forth in Part III of the First Schedule hereto.

Rent and Service

Charges 1.3 Throughout the Term the rent and Service Charges as are set out in Part I & Part II of the Second Schedule be payable to the Landlord monthly in advance without deduction. The first payment of rent shall be made on the signing of this Agreement and subsequent payments shall be made in advance on the first day of each calendar month.


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                   2. TENANT'S OBLIGATIONS AND RESTRICTIONS

                   The Tenant agrees with the Landlord as follows:

                   2.1 Rent and Other Charges

Rent 2.1.1 To pay the rent as set out in Part I of the Second Schedule at the times and in manner aforesaid without deduction;

Service Charges    2.1.2 To pay to the Landlord by way of further or
                   additional payments for the provision by the Landlord of the maintenance and management of the Premises and the Building and for the supply of air-conditioning services to the Premises the sum specified in Part II of the Second Schedule hereto ("the Service Charges") such sum to be paid monthly in advance throughout the Term and on the days and in the manner as the payment of rent hereinbefore mentioned which shall be subject to increase at any time during the continuance of the Term upon the Landlord giving to the Tenant not less than one calendar month's notice in writing of such increase and upon the expiration of the said period of one month the Service
                   Charges shall be increased by the amount specified in the Landlord's notice. There shall be no restriction on the number of occasions upon which the Landlord may call for an increase in the Service Charges and the Landlord's assessment of the increase shall be conclusive and binding on the Tenant. Additional air-conditioning services may be provided upon request by the Tenant at such adjusted rates as may from time to time be charged by the Landlord at its absolute discretion;

Water 2.1.3 To pay all charges for water as may be shown by the separate meter installed upon or in relation to the Premises or by accounts rendered to the Tenant in respect of such amount of water consumed in the Premises;

Electricity        2.1.4 To pay all charges for electricity and gas as
and gas            may be shown by the separate meter installed upon or in
                   relation to the Premises or by accounts rendered to the Tenant in respect of such amount of electricity and gas consumed in the Premises;

Government Rent,
Rates, taxes etc,  2.1.5 To pay and discharge all Government Rent rates taxes assessments duties charges impositions and outgoings whatsoever now or hereafter to be imposed or charged by the Government of Hong Kong or other lawful authority on the Premises or upon the owner or occupier in respect thereof (Property Tax alone excluded). Without

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                   prejudice to the generality of the sub-clause the Tenant
                   shall pay all Government Rent rates imposed on the Premises in the first place to the Landlord who shall serve the same with the Hong Kong Government. In the event that an assessment to Government Rent rates in respect of the Premises shall be raised directly upon the Landlord. The Landlord shall during the month immediately preceding any quarter in respect of which such Government Rent rates may fall due be at liberty to debit the Tenant with the amount thereof and the same shall forthwith be paid by the Tenant to the Landlord whereupon the Landlord shall account for the same to the Government of Hong Kong. The Landlord shall be entitled to treat non-payment of any amount debited to the Tenant in accordance with the foregoing provisions of this Clause or any part thereof in all respects as non-payment of rent under this Agreement;

Utility Deposits   2.1.6 To pay and discharge all deposits in respect
                   of electricity, gas, water and telephone in relation to the Premises and to reimburse the Landlord for any sum paid by the Landlord in respect of the same on behalf of the Tenant;

Directory Board    2.1.7 To pay to the Landlord on demand the costs of
                   affixing replacing or repairing the Tenant's name in lettering to the directory boards within the Building;

                   2.2 Restrictions on Assignment, Subletting

Compliance with
Ordinances and
Regulations        2.2.1 To obey and comply with all Ordinances, regulations, bylaws, rules and requirements of any Governmental or other competent authority relating to the Premises the conduct and carrying on of the Tenant's business on or in the Premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent of licensee of the Tenant and to notify the Landlord forthwith in writing of any notice received from any utility statutory or public authority concerning or in respect of the Premises or any services supplied thereto and in particular to observe at all times all statutory regulations governing fire prevention within the Premises and to observe perform and comply with all directions given by the Fire Services Department Urban Council or other competent authority in connection with the Premises or any part thereof and the storage of goods therein and to indemnify the Landlord against all actions costs claims and demands in respect of any breach or non-observance of any of the foregoing terms;

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Restrictions on
assignment,
subletting         2.2.2 Not to assign or transfer or sublet or share or part with possession no the Premises or any part(s) thereof to or with any person or persons or firm or body corporate whereby any organization company firm or person not a party to this Agreement obtains the use or possession of the Premises or any part or parts thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer subletting sharing assignment or parting with the possession of the Premises or any parts thereof (whether for monetary or other consideration or not) this Agreement shall at the option of the Landlord forthwith determine and the Tenant shall forthwith surrender vacant possession of the Premises to the Landlord. The tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing by the Landlord, be deemed to be breaches of this clause:

                                    (a)     In the case of a Tenant which is a
                                            partnership, taking in of one or
                                            more new partners whether on the
                                            death or retirement of an existing
                                            partner or otherwise.

                                    (b)     In the cast of a Tenant who is an
                                            individual (including a sole
                                            surviving partner of a partnership
                                            Tenant) the death, insanity or other
                                            disability of that individual, to
                                            the intent that no right to use,
                                            possess, occupy or enjoy the
                                            Premises or any part thereof shall
                                            vest in the executors,
                                            administrators, personal
                                            representatives, next of kin,
                                            trustee or committee of any such
                                            individual.

                                    (c)     In the case of a Tenant which is a
                                            corporation, any takeover,
                                            reconstruction, amalgamation,
                                            merger, voluntary liquidation or
                                            change in the person or persons who
                                            owns or own a majority of its voting
                                            shares or who otherwise has or have
                                            effective control thereof.

                                    (d)     The giving by the Tenant of a power
                                            of attorney or similar authority
                                            whereby the donee of the power
                                            obtains the right to use, possess,
                                            occupy or enjoy the Premises or any
                                            part thereof or does in fact use,
                                            possess, occupy or enjoy the same.

                                    (e)     The change of the Tenant's business
                                            name without the previous written
                                            consent of the Landlord.


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                   2.3 User and Other Restrictions

User 2.3.1 To use the Premises only for the purpose as set forth in Part IV of the First Schedule hereto and for no other purpose whatsoever;

Breach of
Government Lease   2.3.2 Not to cause suffer or permit any contravention
                   of the provisions of the Government Lease under which the Landlord holds the Premises and to indemnify the Landlord against any such breach.

Domestic use       2.3.3 Not to use the Premises or any part thereof as
                   sleeping quarters or as domestic premises within the meaning of any ordinance for the time being in force or to allow any person to remain on the Premises overnight unless with the Landlord's prior permission in writing, Such permission shall only be given to enable the Tenant to post watchmen to look after the Premises provided that the names of the watchmen are first registered with the Landlord prior to its giving such permission;

Illegal or immoral
use 2.3.4 Not to cause permit or suffer any part of the Premises to use be used for Sampling or for any illegal immoral or improper purposes;

Offensive trade    2.3.5 Not to cause permit or suffer any part of the
                   Premises to be used for any trade or business which is now or may hereafter be declared to be an offensive trade under the Public Health and Urban Services Ordinance or any enactment amending the same or substituting therefor:

Storage of
hazardous goods    2.3.6 Not to keep or store or cause to be kept or
                   stored upon the Premises any hazardous or extra hazardous or dangerous goods falling within the meaning of the Dangerous
                   Goods Ordinance and the Regulations thereunder or any statutory modification or re-enactment thereof (except such limited quantities as may from time to time be permitted by the Landlord in writing) AND to indemnify the Landlord against all actions costs demands and claims in respect of any breach or non observance of this sub-clause;

Obstruction of
Common area        2.3.7 Not to put or place any refuse bin, box, carton,
                   container, furniture, chattels or refuse or store any goods or any other things on the common loading and unloading space
                   (if any) on the ground floor or in any of the common entrance halls, staircases, landings, passages,

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                   corridors, Ere escape ways, lifts and other common parts of and in the Building and not to fix any fixed gates or fences Which may in any Way block or obstruct any of the said fire escape ways AND the Landlord, its servants or agents may without any prior notice to the Tenant and without incurring any liability therefor remove any such obstruction and dispose of or remove the same as they may think fit and the Tenant shall on demand pay to the Landlord all costs and expenses incurred by the Landlord in connection with such disposal or removal AND the Tenant shall indemnify the Landlord for any loss or damage arising from the breach of this Clause;

Nuisance 2.3.8 Not to cause or permit or suffer any part of the Premises to be used in any way so as to cause nuisance annoyance inconvenience damage or danger to the Landlord of the tenants or occupiers of adjacent or neighboring Premises;

Noise 2.3.9 Not to cause or produce or suffer of permit to be produced on or in the Premises any sound or noise (including sound produced by broadcasting from Television, radio and any apparatus of instrument capable of producing or reproducing music and sound) or other acts or things in or on the Premises which is or are or may be a nuisance or Annoyance to the tenants or occupiers of adjacent or neighboring premises:

Animals, pets &
infestation        2.3.10 Not to keep or permit or suffer to be kept any animals or infestation pets in the Premises and to take all steps and precautions to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractors as the Landlord may nominate and at such intervals as the Landlord may direct,

Cooking and
prevention of
odors 2.3.11 Not to prepare or permit or suffer to be prepared any prevention of food in the Premises or to cause or permit any offensive odors or unusual odors to be produced upon or emanate from the Premises;

Loading of lifts
and use of
passenger lifts    2.3.12 Not to load or permit or suffer to be loaded
                   into any lift in the Building any goods, persons or things whatsoever lifts whereby the permitted capacity of the said lift or lifts may be exceeded and not to

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                   use the passenger lift for the carriage of goods and to be wholly responsible for any damage caused by any breach of this sub-clause;


Floor loading      2.3.13 Not to store or place any goods machinery or
                   other things on or in any part of the Premises which exceed the maximum floor loading of the Premises;

Removal of refuse  2.3.14 To be responsible for the removal of refuse and garbage from the Premises to such location as shall be specified by the Landlord from time to time and to use only that type of refuse containers as is specified by the Landlord from time to time aud to ensure that they are properly scaled at all times. In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall bo at the sole cost of the Tenant. To employ only cleaning contractor for the Premises as may be nominated by the Landlord from time to time to the exclusion of any other cleaning contractors;

Signs 2.3.15 Not to affix, erect, attach, exhibit, display or permit or suffer so to do to be done upon any part within or on the exterior of the Premises or to or through any windows thereof any writing sign, decoration, signboard notice advertisement placard neon light or other device whether illuminated or not which may be visible from outside the Premises except the display of nameplate or signboard of the Tenant and their lawful subtenant or licensee at the entrance to the Premises the size and position of such nameplate or signboard shall be subject to the approval of the Landlord. The Landlord or its authorized agents shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Landlord or its authorized agents may think fit. The Landlord or its authorized agents &W have the right to remove at the cost and expense of the Tenant any unauthorized writing, sign, decoration signboard notice advertisement placard neon light or device affixed or put up or displayed without the proper approval of the Landlord or its agents,

                   2.4. Additions and Alterations to Premises

Installation &
alterations        2.4.1 Without prejudice to any of the following sub-clauses, before carrying out any internal decorations partitioning alterations and fittings (including but not limited to electrical mechanical wiring,

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                   installations) to submit within 3 days from the commencement of the Term details and plans thereof to the Landlord for its prior approval and to re-submit for the Landlord's further prior approval such amendments to the said details and plans as may be desired by the Tenant or required by the relevant government authorities and any costs incurred by the Landlord in connection with such approval including architect's fees shall be for account of the Tenant. The Tenant shall only carry out such internal decorations partitioning alterations and fittings and any amendments thereto by contractor(s) approved by the Landlord in its absolute discretion and in accordance with such approved details and plans and such other directions and conditions as may be given and imposed by the Landlord relating thereto in accordance with such ordinances and other government rules and regulations as shall from time to time be in force during the Term. Such approval from the Landlord shall not relieve the Tenant from the responsibility of obtaining all necessary permits licences and approval pertaining to the proposed decoration partitioning alteration or fitting works and the Tenant shall submit all applications required and shall comply with all government ordinances rules and regulations and bylaws of any public utility company or authority having jurisdiction over the said works. The Tenant shall not commence any such internal decorations partitioning alterations and fitting works unless and until all necessary approvals licences or permits relating thereto have been obtained from the relevant government department or authorities and if the Tenant shall for any reason put in hand any such works as aforesaid prior to obtaining the necessary approvals licenses or permits from the relevant government authorities the Tenant shall be solely responsible for the consequences of such unauthorized works including but not limited to the costs of demolition, addition and alteration required to comply with government requirements and shall indemnify and keep the Landlord fully indemnified against all losses claims costs actions and proceedings arising from the Tenant's breach of the provisions of this sub-clause. The Tenant shall at its own costs and expenses make, good any default in complying with this sub-clause notwithstanding that its fitting out partitioning and decoration proposals may have been submitted by the Landlord or the Landlord's agent to the relevant government authorities on behalf of the Tenant and the Tenant shall solely bear the consequences of any rejections or any amendments required by the relevant government authorities of the Tenant's proposals and of any delay or losses resulting from such rejections or amendments. To secure the performance of the Tenant's obligations hereunder, the Tenant shall on the signing hereof deposit with the Landlord a fitting out deposit in such sum as may be

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                   determined by the Landlord from time to time. The Landlord shall be entitled to deduct from such fitting out deposit all losses claims, costs actions and proceedings suffered or incurred by the Landlord as a result of the Tenant's breach of this clause. Such fitting out deposit (or the balance thereof, after deduction as aforesaid) shall be refunded to the Tenant within 14 days of completion of the fitting out:

Building services
and builders'
work 2.4.2 To employ at the Tenant's expense only such contractors as may be nominated by the Landlord from time to time for the purpose of designing and carrying out and installing all the necessary building services and builders' work as hereinafter defined in the Premises in manner as prescribed by the Landlord or its nominated contractors and in particular to pay the Landlord vetting and relating charges in accordance with the Landlord's predetermined scales subject to amendments/alterations from time to time and to such extent as the Landlord shall in its absolute discretion deem appropriate or necessary.

                                    (i)     The expression "building services"
                                            shall mean all mechanical and
                                            electrical engineering work and
                                            arrangement related to the Premises
                                            including but not limited to
                                            electrical security, sprinkler
                                            system, air-conditioning, plumbing,
                                            drainage, building automation and
                                            fire fighting installation.

                                    (ii)    The expression "builders' works"
                                            shall mean all renovation work not
                                            specified under "building services"
                                            including but not limited to light
                                            track, light trough and graphic
                                            panel.

Work by

the Tenant         2.4.3 To construct at the Tenant's own expense within
                   the Premises or furnish items to the Premises as follows:

                                    (i)     a ceiling of non-combustible
                                            material approved by the Landlord.
                                            No combustible materials will be
                                            permitted above the ceiling. Any
                                            work relating to the extension or
                                            relocation of the sprinkler heads
                                            and/or the smoke detectors and other
                                            fire fighting equipment installed by
                                            the Landlord shall be carried out by
                                            the Landlord's nominated contractors
                                            but the costs thereof shall be borne
                                            by the Tenant;

                                    (ii)    paint and decorate the interior of
                                            the Premises;

                                    (iii)   furnish aud install floor fill and
                                            floor finishes. PVC tiles shall
                                            not be used unless approved by the
                                            Landlord;

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                                    (iv)    subject to the relevant plan showing
                                            all the details including but not
                                            limiting to the gauge of wire, etc.
                                            duly approved in writing in advance
                                            by the Landlord, complete all
                                            electrical and mechanical
                                            installations (heating, ventilation
                                            and air- conditioning, plumbing and
                                            drainage, fire fighting) for the
                                            purposes of providing electrical and
                                            mechanical services to the premises
                                            provided that the reinstatement of
                                            the ceiling or any part of the
                                            common area damaged by or removed in
                                            relation to the connection of
                                            electricity to the Premises shall be
                                            carried out by the Landlord's
                                            nominated contractor. The
                                            workmanship and materials shall be
                                            of a standard to be approved by the
                                            Landlord;

                                    (v)     furnish and install or arrange for
                                            the installation of all utilities
                                            such as gas and telephones as well
                                            as other Tenant's requirements
                                            within the Premises together with
                                            such meters as are necessary to
                                            measure the Tenant's consumption
                                            thereof and to employ only the
                                            contractors nominated or approved by
                                            the Landlord for such purposes;

                                    (vi)    furnish, install, support and
                                            connect all lighting fixtures,
                                            including lamps, switches and
                                            wiring, save that in the case of
                                            support involving cutting into
                                            structure prior written approval of
                                            the Landlord will be required and in
                                            all instances only the contractor
                                            designated by the Landlord will be
                                            used;

                                    (vii)   furnish design of signs for the
                                            approval of the Landlord but
                                            acceptance of such design is at the
                                            sole discretion of the Landlord; and

                                    (viii)  install such fire extinguishers or
                                            other means of fire-fighting
                                            equipment inside tho Premises as may
                                            be required from time to time by all
                                            relevant Ordinances and regulations
                                            of the Honk Kong Government.

Submission of
information        2.4.4            (i)     To furnish at the time of the
                                            submission of the fitting out
                                            details and plans, the Landlord with
                                            the following information and items:

                                            (a)      the name and address of the
                                                     appointed designer/agent
                                                     for the Premises:


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                                            (b)      the name(s) and address(es)
                                                     of the contractor(s) the
                                                     Tenant intends to engage in
                                                     the construction of
                                                     Tenant's work Provided that
                                                     the Landlord shall have the
                                                     absolute discretion to
                                                     reject any such
                                                     contractor(s);

                                            (c)      the name and address of the
                                                     Tenant's authorized
                                                     agent/representative, if
                                                     any; and

                                            (d)      the actual commencement
                                                     date of interior decoration
                                                     and the estimated date of
                                                     completion of decoration
                                                     work, fixturing work, and
                                                     date of projected opening.

                                    (ii)    To provide the Landlord the
                                            following plans to enable the
                                            nominated mechanical and electrical
                                            contractors to prepare the
                                            corresponding designs and drawings:

                                            (a)      three copies of the
                                                     reflected ceiling plan with
                                                     schedule on voltage, type,
                                                     wattage, quantity and
                                                     location of outlets for all
                                                     light fittings and
                                                     air-conditioning;

                                            (b)      three copies of the floor
                                                     plan with partitions;

                                            (c)      three shop layout prints of
                                                     all case work including the
                                                     location of all sockets,
                                                     switches, fuse boxes,
                                                     telephone points, size,
                                                     weight and location of
                                                     outlets for all light
                                                     fittings and
                                                     air-conditioning; and

                                            (d)      three sets of elevations to
                                                     describe the space with all
                                                     electric outlets and detail
                                                     of show case at shopfront.

                                    (iii)   To forward to the Landlord any
                                            elevation of the leased space that
                                            way affect the appearance of the
                                            shopping center together with the
                                            shop layout drawing submission for
                                            approval prior to any construction
                                            work. The Landlord shall have the
                                            absolute right to demolish any
                                            construction work by the Tenant
                                            which in its opinion affects the
                                            appearance of the shopping center
                                            and the Tenant shall pay for all
                                            costs therefor.

Inspection by
Landlord 2.4.5 All Tenant's work shall be subject to the inspection of Landlord, the Landlord architect and Landlord's general contractor from time to time during the period in which Tenant's work aforesaid is being performed.

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Reimbursement to
Landlord 2.4.6 The Landlord shall have the right to perform on behalf of and for the account of the Tenant, subject to the reimbursement by the Tenant, any of the Tenant's work which the Landlord deems necessary to be done on an emergency basis, work caused by the Tenant's fault, and work which pertains to structural components, the general utility systems for the Building and the erection of temporary safety barricades and temporary signs during construction.

Lighting Panel
Boards 2.4.7 To provide a lighting panel within the Premises which panel will:

                                    (i)     include circuits to all receptacles
                                            serving accent, case, valence
                                            and other lightings; and

                                    (ii)    with boards of 28-220 volt and 220
                                            volt of the circuit breaker type all
                                            utilizing bolted on type breaker.

Emergency Lighting
and Exit Signs     2.4.8 To provide battery operated type emergency
                   lighting and exit signs in location within the Premises as required by any law and regulations, and as deemed necessary by the Landlord.

Earthing           2.4.9 To provide earthing within the Premises.

Telephone System   2.4.10 To install at the Tenant's own expense empty
                   conduits for telephone service to the Premises. Telephone service to the Premises shall only be installed by the licensed fixed Telecommunication Network Service Operators and the Tenant shall leave pull wire in all conduits. The
                   Landlord will for facilitating construction purposes install telephone jacks and conduits to the Premises at the Tenant's expense.

Electrical
Testing 2.4.31 To test all circuits for shorts and ground and to balance loads on all panels.

Exterior
fittings 2.4.12 Not to install any supports or erect any iron brackets or install any wires, aerials, fittings, plant, equipment, signs, advertisements or blinds on or protruding from the windows or any part of the exterior walls or windows of the Building or any exterior part of the Premises for any purpose including the installation of air-conditioners;

Injury to main
walls 2.4.11 Not without the prior written consent of the Landlord to cut main or injure or permit or suffer to be cut maimed or injured any doors

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                   window walls beams structural members or other part of the fabric of the Premises;

Fixtures
interior 2.4.14 Not to affix anything to the columns, floors, ceilings or interior walls or windows of the Building that could maim or interfere with the same or that might in any way affect the structural stability of the Building or any part thereof without the prior written consent of the Landlord;

Shelters 2.4.15 Not to erect any shelters or coverings on any part of the flat roofs or roof of the Building;

Smoke-lobbies and
fire escape        2.4.16 Not to alter the position of any smoke lobby or
                   fire escape doors or to make any additions to or in any way amend such doors without the prior written consent of the Landlord;

Locks 2.4.17 Not without the written consent of the Landlord (such consent not to be unreasonably withheld) to install additional locks bolts security fitments or systems or other fittings to the entrance doors of the Premises or to the Premises or in any way to change or alter those already installed;

                   2.5 Repair Obligation

Repair of interior
fixtures and
fittings 2.5.1 To keep all the interior of the Premises including the flooring partitions and interior plaster or other finishing materials or rendering to walls floors and ceilings and the Tenant's and the Landlord's fixtures and fittings therein including all doors, windows and fire fighting apparatus, locks, security fittings and any additions made by the Tenant to the Premises in a good clean tenantable substantial and proper repair and condition and as may be appropriate from time to time painted and decorated (damage or destruction due to any of the causes mentioned in Clause 5 hereof excepted) and so to maintain the same at the expense of the Tenant and to pay or reimburse to the Landlord the cost of replacing all broken and damaged windows whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant;

Repair of sprinkler
system electrical
installations      2.5.2 To repair or replace if so required by the appropriate system Company or authority under the terms of the Electricity Supply

                   Regulations or any Statutory modification or re-enactment thereof or any Orders in Council or Regulations made thereunder by contractor(s) nominated by the Landlord all the sprinkler system electrical wiring installations and fittings including the wall ventilation fans within the Premises and the wiring from the Tenant's meter or meters to and within the same and to carry out any periodic testing of electrical installations at the Premises required by regulations made under the Electricity Ordinance (Cap.406);

Repair of toilets
andwater apparatus
and cleansing
drains 2.5.3 To maintain all such toilets and water apparatus (located within the Premises or elsewhere if used exclusively by the Tenant its employees invitees and licensees) in good clean and tenantable state and in proper repair and condition at all times during the Term to the satisfaction of the Landlord and in accordance with the Regulations of the Public Health or other Governmental Authority concerned and to pay on demand to the Landlord the cost incurred by the Landlord in cleansing and cleaning any of the drains choked or stopped up owing to negligence or careless use by the Tenant or its employees invitees or licensees;

Protection from
typhoon 2.5.4 To take all reasonable precautions to protect the interior of the Premises from storm or typhoon damage;

Landlord's right
to enter and view  2.5.5 To permit the duly authorized agents or servants of the Landlord and any other persons duly authorized by the Landlord at any time to enter the Premises (and by force if necessary) for the purposes of security, and/or fire fighting and inspecting or carrying out routine and essential or emergency repairs or alterations or additions to or maintenance or renewal of the Building and the Landlord's services and fixtures and fittings within the Building and any other services or fixtures and fittings which may be supplied or provided to or installed in the Building by third parties including, without limitation to the generality of the foregoing, telephone and other communication services and fixtures and fittings installed in connection, therewith, and of making good on behalf of the Tenant any defects or effecting any repairs which the Tenant has failed to do under the terms of this Agreement;

Obligation to
execute repairs
on receipt of
notice 2.5.6 To proceed to make good all defects and wants of repair therein found for which the Tenant may be liable within receipt of notice the space of one calendar month from the receipt of written notice from the Landlord to amend and make good the same and if the Tenant shall fail to proceed to execute such works or repairs as aforementioned to permit the Landlord to enter upon the Premises and execute the same and the cost thereof shall be a debt due from the Tenant to the Landlord and recoverable forthwith by action;

To inform
Landlord of
damage 2.5.7 To give notice to the Landlord or its agent of any damage that may be suffered to the Premises and of any accident to or defects in the water and gas pipes; electrical wiring or fittings, fittings fixtures or other facilities provided by the Landlord as shall be known or reasonably ought to be known to the Tenant;

                   2.6 Insurance Liabilities and Indemnities

Indemnity against
Loss/Damage from
Interior 2.6.3 To be wholly responsible for any damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition of any part of interior of the Premises or of any of the fixtures and fittings therein or in any way owing to the spread of fire or smoke or the overflow of water from the Premises or any part thereof or through the act default or neglect of the Tenant its servants agents licensees or contractors and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any such loss damage or injury and all costs and expenses incidental thereto and to keep the Premises insured against third party liabilities and in particular the matters aforesaid with a reputable insurance, office PROVIDED ALWAYS that if the Tenant shall at any time fail to keep the Premises insured as aforesaid the Landlord may do all things necessary to effect aud maintain such insurance and any monies expended by it for that purpose shall be repayable by the Tenant on demand and be recoverable forthwith by action;

Breach of
insurance
policy 2.6.2 Not to cause or suffer or permit to be done any act or thing whereby the policy or policies of insurance on the Building or anything within the Building against damage by fire or liability to third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or tendered necessary by a breach of this Sub-clause;

Indemnity against
overflow of water  2.6. To be wholly responsible for any loss or damage caused to any, person or property caused by or through or in any way owing to the escape or overflow of water front the Premises and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of such loss damage or injury and costs and expenses incidental thereto;

Liable for
employee's
negligence         2.6.4 To be liable for any act default or negligence of the
                   Tenant's contractors, employees, invitees, visitors or licensees in respect of the use of the Premises and the common areas and facilities of the Building and to indemnify the Landlord against all costs claims demands expenses or liability to any third party in connection therewith;

                   2.7 Yielding Up

Yield up
premises To yield up the Premises with all fixtures and fittings and additions therein and thereto (save and except trade fixtures and fittings) at the expiration or sooner determination of this Agreement in good clean and tenantable repair and condition (fair wear and tear and damage or destruction due to any of the causes mentioned in Clause 5 hereof excepted) Provided That where the Tenant has altered erected or installed any fixtures fittings partitioning or additions in or to the Premises with or without the Landlord's written consent the Landlord may at its absolute discretion require the Tenant to reinstate remove or do away with such alterations fixtures fittings partitioning or additions or any part or portion thereof and make good and repair in a proper and workmanlike manner any damage to the Premises and the Landlord's fixtures and fittings therein as a result thereof before delivering up the Premises to the Landlord Provided further that in the event that the Tenant has prior to the date of this Agreement whether pursuant to the terms of any earlier Agreement or Lease or otherwise, made alterations or additions to the Premises or if the Premises shall not for any reason be handed over to the Tenant as a "shell" at the commencement of the term hereby created the Landlord reserves the right to require the Tenant at the sole expense of the Tenant to remove any or all of such alterations or additions so made prior to the date of this Agreement or to reinstate the premises as a "shell" as the case may be and to make good any damage to the Premises caused thereby;

                   3. Landlord's Obligations

                   The Landlord agrees with the Tenant as follows:

Property Tax       3.1 To pay the Property Tax attributable to or in respect
                   of the Premises;

Exterior and

structure          3.2 To maintain the exterior and structure of the Premises in structure good and substantial repair and condition throughout the Term at the expense of the Landlord Provided
                   That the Landlord shall not be liable for breach of this Clause (so far as it relates to the Premises) unless and until written notice of any defect or want of repair has been given to the Landlord by the Tenant and the Landlord has failed to take reasonable steps to repair or remedy the same within a reasonable time;

Quiet enjoyment    3.3 To permit the Tenant (duly paying the rent and Government
                   Rent and rates and Service Charges hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements stipulations terms conditions and obligations herein contained) to have quiet possession and enjoyment (subject to the provisions hereof) of the Premises, during the Term without any interruption by the Landlord of any person lawfully claiming under or through or in trust for the Landlord.

Air-conditioning
Services 3.4 To provide and maintain lifts, escalators air-conditioning service from 8.00 aan. to 6:00 p.m. on weekdays and 8:00 a.m. to 2:00 p.m. on Saturdays (excluding Sundays and public holidays). The supply of air-conditioning shall be controlled and regulated by the Landlord at its sole discretion, and also such electricity as is attributable to lights of the entrances, passages, corridors, staircases, landings and lavatories PROVIDED however the Landlord shall neither be liable to pay compensation to the Tenant in respect of any period during which due to circumstances beyond the control of the Landlord the proper operation of the said lifts or central air-conditioning plant shall be interrupted as the result of defects, mechanical failure or breakdown or need for repair or overhaul, nor shall the Landlord be liable thereby to grant any abatement of rent and/or Service Charges in respect of such interruption;

                   4. Exclusions Exceptions and Reservations

                   IT IS HEREBY FURTHER EXPRESSLY AGREED that the Landlord shall not in any circumstances be liable to the Tenant or any other person whatsoever;

Insurance          4.1 In respect of any loss or damage sustained by the Tenant as a result of the letting or leasing of any part of the Building to any person or company for any purpose whatsoever permitted by the Government Lease and in particular, but without limiting the generality of the foregoing, in respect of any increase in premium under all or any insurance policies taken out by the Tenant relating to the Premises or any part thereof or the content therein and/or all premium required to be paid by virtue of any insurance policies taken out by the Tenant relating to the Premises or any part thereof or the contents therein being avoided as a result of the matters aforesaid or in respect of any loss damage or injury sustained by the Tenant, its servants agents licensees and contractors as a result of any accident in the Building;

Lifts
utilities, etc.    4.2 In respect of any loss or damage to person or
                   property sustained by the Tenant or any such person caused by or through or in any way owing to any defect in or breakdown of the lifts, electric power and water supplies, or any other building service provided in the Building;

Fire and overflow  4.3 In respect of any loss or damage to person or property of water sustained by the Tenant or any other person caused by or through or in any way owing to the escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the Building.

                   5. Suspension of Rent and Other Charges

Suspension of
rent and other
charges If the Premises or any part thereof shall at any time during the Term be destroyed or damaged or become inaccessible owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord and not due to the default of the Tenant so as to render the Premises or any part thereof unfit for use or inaccessible and the policy or policies of insurance effected by the Landlord shall not have been vitiated or Payment of the policy monies refused in whole or in part in consequence of any act or default of the Tenant or if at any time during the continuance of the Term the Premises or any part thereof shall be condemned as a dangerous structure or a demolition order or closure order shall become operative in respect of the Premises or any part thereof then the rent and other charges hereby reserved or a fair proportion thereof (such proportion to be determined by the Landlord whose decision shall be final and binding) according to the nature and extent of the damage sustained or order made shall from that occurrence of such event be suspended until the Premises or the part thereof affected shall again be rendered accessible and fit for habitation and use Provided Always that the Landlord shall be under no obligation to reinstate and repair the Premises if in its opinion it is not economical or practicable to do so and Provided that if the Premises or the part thereof affected shall not have been reinstated or rendered accessible or such closure order be uplifted in the meantime either the Landlord or the Tenant may at any time after three months from the occurrence of such damage or destruction or order or inaccessibility give to the other of them notice in writing to determine this Agreement and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or drainage or order or inaccessibility of the Premises or any part thereof but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the covenants, stipulations terms and condition herein contained or of the Landlord in respect of the rent and other charges payable hereunder prior to the coming into effect of the determination of the Agreement;

                   6. Default in Payments

                   It is hereby expressly agreed and declared as follows:

Default 6.1 If the rent and/or the monthly Service Charges and any other charges, payable hereunder or any part thereof shall be in arrears for fifteen (15) days after the same shall have become payable (whether formally demanded or not) or if there shall be any breach or non-performance of any of the stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall become, bankrupt or being a corporation go into liquidation (save for the purposes of amalgamation or reconstruction) or if the Tenant shall suffer execution to be levied upon the Premises an the Tenant's goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach non-observance or non-performance by the Tenant of any of the terms of this Agreement all costs and expenses incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) arising out of this Clause shall be paid by the Tenant and sw be recoverable from the Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder. Notwithstanding anything herein contained in the event of default in payment of the Service Charges on the date an which the same falls due for payment or any interest thereon the Landlord shall in addition to its other rights under the terms of this Agreement be entitled to disconnect the supply of air-conditioning to the Premises until the amount in arrears shall have been fully paid by the Tenant without incurring any liability to the Tenant for any loss or damages suffered by the Tenant as a result thereof;

Overdue interest   6.2 Without prejudice to any other right or action by the
                   Landlord provided in this Agreement, if the rent and/or
                   Government Rent and/or rates and/or the Service Charges (if any) and/or any other charges payable hereunder or any part thereof shall be in arrears, it is hereby expressly agreed and declared that the Landlord hereby reserves the right to charge the Tenant overdue interest on the amount in arrears at the rate of 2% per month for each month or part thereof that the amount remains in arrears.

Acceptance of
rent 6.3 The acceptance of any rent and other charges by the Landlord hereunder shall not be deemed to operate as a waiver by the Landlord of any rights to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the covenants stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed.

Acts of
employees          6.4 For the purpose of these presents any act default neglect or invitees and omission of any guest visitor servant contractor employee licensees agent invitee or license of the Tenant shall be deemed to be the act default neglect or omission of the Tenant.


Distraint          6.5 For the purposes of Part III of the Landlord and Tenant
                   (Consolidation) Ordinance (Chapter 7) and of these presents, the rent payable in respect of the Premises shall be and be deemed to be in arrears if not paid in advance at the time and in the manner hereinbefore provided for Payment thereof.

                   7. Deposit

Deposit 7.1 The Tenant shall on the signing hereof deposit and at all times during the said term maintain with the Landlord a total sum of HK$104,792.00 consisting of a sum equivalent to 3 months' rental and Service Charges and 3 months' rates payable in respect of the Premises, to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout this Agreement free of any interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder) to deduct therefrom the amount of any rent Service Charges Government Rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements, Stipulations terms or conditions. In the event of the monthly rent and Service Charges being increased during the Term and the renewal period (if any) the deposit shall forthwith be increased in like proportion to the increase in the monthly rent and Service Charges and the provisions of this Clause shall apply to the deposit as so increased. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so dedicated and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Agreement.

Repayment of
deposit 7.2 Subject as aforesaid the said deposit shall be refunded to the Tenant by the Landlord without interest within 14 days after the expiration or sooner determination of this Agreement and delivery of vacant possession of the Premises to the Landlord in accordance with Clause 2.7 hereof and after settlement of the list outstanding claim by the Landlord against the Tenant for any arrears of rent. Service Charges Government Rent rates and other charges and for any breach non-observance, or nonperformance of any of the agreements stipulations; obligations or conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later.

                   8. Landlord's Regulations

Introduction of
Regulations        8.1 The Landlord reserves the right from time to time and by regulations notice in writing to the Tenant to make introduce and subsequently amend adopt or abolish if necessary such Regulations as it may consider necessary for the proper operation and maintenance of the Building.

Conflict 8.2 Such Regulations shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such text and conditions, In the event of conflict between such regulations and the terms and conditions of this Agreement the terms and conditions of this Agreement shall prevail.

                   9. Interpretation and Miscellaneous

Marginal notes     9.1 The Marginal Notes are intended for guidance only and do not form a part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

Landlord and
Tenant
legislation        9.2 The Tenant hereby expressly agrees to deprive itself of any and all rights to protection against eviction provided by any existing legislation or by any future enactment in substitution or amendment thereof or addition thereto to the intent that the Tenant shall deliver up vacant possession of the Premises to the Landlord at the expiration or sooner determination of the tenancy hereby created.

Condonation not
a waiver 9.3 No condoning, excusing of overlooking by the Landlord a waiver of any default, breach or non-observance or non performance by the Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

Letting notices
and entry          9.4 During the Term the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let or sold and such other information in connection therewith as the Landlord shall reasonably require and the Tenant shall permit persons authorized by the Landlord to enter and view the Premises at reasonable times by prior appointment with the Tenant.

Service of
notice 9.5 Any notice required to be served on the Tenant shall be sufficiently served if delivered to or dispatched by registered post or left at the Premises or at the last known address of the Tenant. A notice sent by registered post shall be deemed to be given at the time and date of posting.

Name of
Building 9.6 The Landlord reserves the right to rename the Building with any such name or style as in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name and the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

Gender 9.7 In this Agreement if the context permits or requires words importing the singular number shall include the plural number and vice versa and words importing the masculine feminine or neuter gender shall include the other of them.

Stamp duty and
legal costs        9.8 Each party shall pay its own solicitors' costs and legal costs disbursements of and incidental to this Agreement. The
                   Stamp Duty payable on this Agreement and its counterpart shall be borne by the Landlord and the Tenant in equal shares. The Land Registry registration fees of this Agreement shall be borne by the Tenant solely.

Definition of      9.9 Where more than one person is included under the Tenant designation of the Tenant all such persons shall be jointly and severally liable for the performance and observance of the terms, agreements and obligations herein contained and on the Tenant's part to be performed and observed whether such persons hold as Tenants in Common, Joint Tenants or otherwise.

Sale and
Redevelopment      9.10 If the Landlord resolves to sell, redevelop, rebuild or refurbish the Premises of a substantial part thereof (which intention shall be sufficiently evidenced by a copy of the resolution of its Board of Directors certified by its Secretary to be a true and correct copy) then in such event the Landlord shall be entitled to give not less than 6 clear calendar months' notice in writing to expire at any time to terminate this Agreement, and immediately upon the expiration of such notice this Agreement shall terminate but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the covenants restrictions stipulations or conditions herein contained. Redevelopment and/or refurbishing for the purpose of this Clause shall mean the demolition of the whole
                   Premises or a substantial part or parts (but not necessarily a major part) thereof whether or not including any main walls exterior walls or roof of the Premises and whether or not any part thereof is to be rebuilt or reconstructed in the same or any other manner.

Landlord's right
to carry out
renovation         9.11 The Tenant acknowledges that the Landlord will carry out renovation works to the Building and for this purpose the Landlord reserves the right for its servants agents contractors and their respective employees to enter upon the Premises and any part of the Building with all necessary equipment plant and materials for the purpose of carrying out such renovation works and under no circumstances whatsoever shall the Tenant be entitled to claim any damages or compensation from the Landlord for any inconvenience noise or disturbance caused by such renovation works.

Exclusion of
warranties         9.12 The Landlord does not represent or warrant that the
                   Premises are suitable for the use or purposes specified in
                   Part IV of the First Schedule hereto and the Tenant shall satisfy itself or shall be deemed to have satisfied itself that the Premises are suitable for the purposes for which they are to be used and the Tenant hereby agrees that it will at its own expense apply for any requisite license or permit from the Government or Public Authorities in respect of the carrying on of the Tenant's business therein and shall comply with all Ordinances, Regulations, Orders, Notices or Rules made by the Government or Public Authorities in connection with the conduct of such business by the Tenant in the Premises and the Tenant shall indemnify the Landlord in respect of any breach by the Tenant of this Clause.

Landlord not
bound 9.13 The Landlord shall not be bound by any oral by oral representation representations or oral promises with respect to the Building and its appurtenances or in respect of the Premises except as herein expressly set forth with the object and intention that the whole of the agreement between the Landlord and the Tenant shall be set forth herein and in no way modified by any oral discussions which may have preceded the signing of this Agreement.

Approval of
Landlord 9.14 No approval by the Landlord is valid unless it is in writing and signed by the Landlord or its authorized agents.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                     PART I

Tenant: INTERNATIONAL SMC (HK) LIMITED whose registered office is situate at Unit 519, Vanta Industrial Centre, 21-33 Tai Lin Pai Road, Kwai Chung, New Territories.

                                     PART II

Premises:          All Those Units 2 and 3 on the Lower One Floor or the
                   building known as MIRROR TOWER, 61 MODY ROAD, TSIMSHATUI
                   EAST, KOWLOON erected on All That piece or parcel of ground registered in the Land Registry as KOWLOON INLAND LOT NO.
                   10587 (which Units are more particularly delineated and coloured Pink on the plan annexed hereto).



                                    PART III

Term: Two years commencing on 1st September 2000 and expiring on 31st August 2002 (both days inclusive).


                                     PART IV

User:              The Premises shall be used as an office only.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                                     PART I

                                      RENT

Period                                                                 Amount

From 1st September 2000 to 30th September 2000                Rent-free. The Tenant shall be
  (both days inclusive) and                                   responsible for payment of Government
From 1st September 2001 to 30th September 2001                Rent, rates and Service Charges and
  (both days inclusive)                                       other outgoings during the rent-free
                                                              periods.

From 1st October 2000 to 31st August 2001                     HK$25,000.00 per month (exclusive
  (both days inclusive) and                                   of Government Rent, rates and Service
From 1st October 2001 to 31st August 2002                     Charges).
  (both days inclusive)




                                     PART II

                                 SERVICE CHARGES

HK$8,718.00 per calendar month subject to increase as provided in Clause 2.1.2.

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


         AS WITNESS whereof the said parties have executed this Agreement the day and year first above written.

SIGNED by                           )
                                    )
for and on behalf of the Landlord   )
whose signature is verified by:     )




SIGNED by                           )
                                    )
for and on behalf of the Tenant in  )
the presence of:                    )



         RECEIVED on or before the day             )
and year first abovewritten of and from            )
the Tenant the sum of HONGKONG DOLLARS             )
ONE HUNDRED AND FOUR THOUSAND SEVEN                ) HK$104,792.00
HUNDRED NINETY-TWO ONLY                            ) -------------
being the deposit.                                 )


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